Exhibit 99.1

 Transforming How the Immune System Targets and Fights Cancer to Promote Survival  NASDAQ: PDSB   September 2024  Precision Designed Science For Immunotherapy

 Forward-Looking Statements  This communication contains forward-looking statements (including within the meaning of Section 27E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning PDS Biotechnology Corporation (the "Company") and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company's management, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions and include words such as "may," "will," "should," "would," "expect," "anticipate," "plan," "likely," "believe," "estimate," "project,“ "intend," "forecast," "guidance", "outlook“ and other similar expressions among others. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the Company's ability to protect its intellectual property rights; the Company's anticipated capital requirements, including the Company's anticipated cash runway and the Company's current expectations regarding its plans for future equity financings; the Company's dependence on additional financing to fund its operations and complete the development and commercialization of its product candidates, and the risks that raising such additional capital may restrict the Company's operations or require the Company to relinquish rights to the Company's technologies or product candidates; the Company's limited operating history in the Company's current line of business, which makes it difficult to evaluate the Company's prospects, the Company's business plan or the likelihood of the Company's successful implementation of such business plan; the timing for the Company or its partners to initiate the planned clinical trials for PDS01ADC, Versamune® HPV and other Versamune® and lnfectimune® based product candidates; the future success of such trials; the successful implementation of the Company's research and development programs and collaborations, including any collaboration studies concerning PDS01ADC, Versamune® HPV and other Versamune® and lnfectimune® based product candidates and the Company's interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of the Company's product candidates; the success, timing and cost of the Company's ongoing clinical trials and anticipated clinical trials for the Company's current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including the Company's ability to fully fund its disclosed clinical trials, which assumes no material changes to the Company's currently projected expenses), futility analyses, presentations at conferences and data reported in an abstract, and receipt of interim or preliminary results (including, without limitation, any preclinical results or data), which are not necessarily indicative of the final results of the Company's ongoing clinical trials; any Company statements about its understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; to aid in the development of the Versamune® platform; and other factors, including legislative, regulatory, political and economic developments not within the Company's control. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company's annual, quarterly and periodic reports filed with the Securities and Exchange Commission (“SEC”). The forward-looking statements are made only as of the date of this press release and, except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.  Versamune® and lnfectimune® are registered trademarks of PDS Biotechnology Corporation.  KEYTRUDA® is a registered trademark of Merck Sharp and Dohme LLC, a subsidiary of Merck & Co., Inc., Rahway, NJ, USA.

 Late-Stage Head and Neck Cancer Program as Value Catalyst  Potent Long-Lasting “Memory” T Cells  High-Value Lead Program with strong KOL support  Promising Phase 2 Data  Phase 3 Design  30 months median Overall Survival (mOS)  77% Disease Control Rate (DCR)  Well tolerated: 9% Grade 3, 1% Grade 4 AE  Targeted immunotherapy in HPV16-positive Recurrent and/or Metastatic Head & Neck Squamous Cell Carcinoma (R/M HNSCC)  Fast Track designation for Versamune® HPV in HNSCC  Alignment with FDA on Phase 3 study design  Trial initiation planned for Q4-2024  Induction of right type and quantity of potent tumor-accumulating killer T cells observed in comprehensive preclinical and human studies

 Significant and Growing Market Potential in HPV16-positive HNSCC  HPV16 to Drive Increased HNSCC Incidence Rates & Exceed 50% of all HNSCC by mid 2030s1  Current US annual incidence of HPV16-positive HNSCC = 18,000 (~35-40% of all HNSCC)2-4   Incidence of locally advanced, unresectable, metastatic HPV16+ HNSCC = 13,6004-7  Versamune® HPV US Market Potential = $2-3B*  EU HPV+ HNSCC incidence and trends similar to US  *Independent Market Research, Triangle Research Group

Approx. 13,600 US Patients Annually with Advanced HPV16-positive HNSCC

Epidemiology-Based Estimate of Addressable Population: HNSCC[8]



Oropharyngeal Cancer (OPC)
Growing Market – Key Opportunity
~20,805
U.S. Oropharyngeal Cancer in 2024[a]
~14,800 (70%)
U.S. HPV Positive[a]
~12,300 (83%)
HPV16 Genotype[b]
~10,300 (84%)
Locally Advanced, Unresectable and Metastatic[d]



Other HNSCC (non-OPC)
Focus of bi-specific EGFR Inhibitors
~32,500
U.S. Other Head and Neck Cancers[a,d]
~7,200 (22%)
U.S. HPV Positive[c]
~5,900 (82%)
HPV16 Genotype[b]
~3,300 (56%)
Locally Advanced, Unresectable and Metastatic[d]

*ICD-O-3 site codes C01.9, C02.4, C02.8, C05.1, C05.2, C09.0, C09.1, C09.8, C09.9, C10.0, C10.1, C10.2, C10.3, C10.4, C10.8, C10.9, C14.0, C14.2, and C14.8;

**Other head and neck cancers include sinonasal, oral cavity, laryngeal, and nasopharyngeal with calculations based on weighted average with share of total head and neck cancers

Sources: [a]CDC.gov accessed January 2022; [b]Saraiya, Mona et al. "US assessment of HPV types in cancers: implications for current and 9-valent HPV vaccines." Journal of the National Cancer Institute vol. 107,6 djv086. 29 Apr. 2015, doi:10.1093/jnci/djv086; SEER, Accessed February 2024; [c]Isayeva, et al., Human Papillomavirus in Non-Oropharyngeal Head and Neck Cancers: A Systematic Review (2012).; [d]SEER, Accessed February 2024; [d]Mazul, A., et al., Disparities in head and neck cancer incidence and trends by race/ethnicity and sex;

PDS Biotechnology

5

*Independent Market Research, Triangle Research Group

Significant Unmet Needs Remain in Recurrent/Metastatic HPV16 HNSCC

Standard of Care for Recurrent or Metastatic HNSCC – Published Results*[9]

	KEYTRUDA®	KEYTRUDA® Plus Chemo	Chemotherapy + EGFR Inhibitor
Objective Response Rate (ORR)	19%	36%	35%
Progression Free Survival (PFS)	3.2 mos	5.0 mos	5.0 mos
Median Overall Survival (OS)	12.3 mos	13.6 mos	10.3 mos
Treatment Related Grade 3+ Toxicities	17%	72%	69%

Oncologists[10] – Stated Unmet Medical Needs in HPV16 HNSCC

- **HPV16-Specificity:** Need Targeted treatment option to address the growing population of HPV16-positive HNSCC and improve outcomes
- **Improved Survival:** Need Novel MOA that provides enhanced survival
- **Improved Durability:** Need Novel MOA that is clinically effective and provides more durable (long-term) responses.
- **Improved Safety:** Need Safe treatments that may be used with or in place of current standard of care and chemotherapy

PDS Biotechnology

* No control or comparative studies have been conducted between immune checkpoint inhibitors, EGFR inhibitors, chemotherapy and Versamune® HPV

6

 Versamune® HPV may Address a Significant Unmet Need in R/M HNSCC  KEYNOTE-0489  Pembrolizumab  EGFR antibody (cetuximab) + chemotherapy  LEAP-01011  Pembrolizumab  Pembrolizumab   + lenvatinib  Improved ORR and PFS Have Not Resulted in FDA-Required Improved Patient Survival  ORR = Objective Response Rate; PFS = Progression Free Survival; OS = Overall Survival

VERSATILE-002: A Global Phase 2 Study of Versamune® HPV and Pembrolizumab in Subjects with HPV16-positive Recurrent/Metastatic HNSCC

Study Evaluating Effects of Versamune® HPV Attributes on Clinical Responses

Partner

MERCK

Fast Track Designation

Study Treatment

Versamune® HPV

5 doses: 1 mL **Subcutaneous injection** at Cycles 1, 2, 3, 4 & 12)

Pembrolizumab (KEYTRUDA®)

200mg IV Q3W up to 35 Cycles (2 years)

Key Entry Criteria for ICI Naïve Subjects

Recurrent or metastatic HNSCC

≥18 years of age

HPV16-positive tumor

Combined positive score (CPS) ≥1

Study Design

Open-label, non-randomized, adaptive design study

31 sites in US and EU

2 Cohorts:
- ICI Naïve
- ICI Resistant

Enrollment complete

Endpoints

Primary:

Best overall response (BOR) of confirmed complete response (CR) or confirmed partial response (PR) per RECIST v1.1

Key Secondary:

Overall Survival (OS)

Progression Free Survival (PFS) per RECIST v1.1

Safety and tolerability

PDS Biotechnology

8

 VERSATILE-002: Most Patients Had Recurrent Disease and CPS Score 1-19  Historical Responses9  Published data reports lower ORR, PFS and OS with pembrolizumab in patients with CPS 1-19 vs. CPS ≥ 20  Published data reports lower responses in patients with recurrent disease  Data on File: Data represents a 17May2024 data cut  Key Demographics and Treatment Exposure12  Demographic/Baseline Characteristic  Efficacy Population (N=53)  Age, Median (Min, Max)  64.0 (46, 83)  Sex, n (%)  Male  Female     49 (92.5)  4 (7.5)  Race, n (%)  Asian  Black or African American  White  Other     1 (1.9)  1 (1.9)  50 (94.3)  1 (1.9)  ECOG, n (%)  0  1     30 (56.6)  23 (43.4)  CPS, n (%)  1–19  ≥20     32 (60.4)  21 (39.6)  Prior Therapy*, n (%)   No Prior Therapy  Chemotherapy Only  Chemotherapy + Radiation Therapy     10 (18.9)  3 (5.7)  40 (75.5)  Lower pembrolizumab responses

 Percent Change from Baseline in Target Lesions  -50  -25  25  50  75  100  0  -75  -100  -125  CPS Group  1-19   ≥20  CPS Group  Response  Complete Response (CR) 5/53 9.4%  Partial Response (PR) 14/53 26.4%  Stable Disease (SD) 22/53 41.5%  Progressive Disease (PD) 9/53 17.0%   Treatment Ongoing   Confirmed Objective Response Rate (ORR) Based on Investigator Assessment Per RECIST v1.1  Data on File: Data represents a 17May2024 data cut  Best Percentage Change from Baseline in Target Lesions (mITT population)  11/53 (21%) of patients had 90-100% tumor shrinkage   Versamune® HPV + ICI Promoted Deep Tumor Regression in Several Patients Independent of CPS Score; Confirmed Disease Control Rate of 77.4%12

 Extended Disease Control Observed in Majority of Patients  Confirmed Objective Response Rate (ORR) Based on Investigator Assessment Per RECIST v1.1  Data on File: Data represents a 17May2024 data cut  Best Percentage Change from Baseline in Target Lesions  Promising Long-Lasting Immune Response with CR, PR and SD Maintained Long-Term12  Percent Change from Baselinein Target Lesions  Time of Assessment (Months)  0  2  4  6  8  10  12  14  16  18  20  22  24  1  3  5  7  9  11  13  15  17  19  21  23  -125  -100  150  175  200  225  50  75  100  125  -50  -25  0  25  -75  Response  Complete Response  Partial Response  Stable Disease  Progressive Disease  Treatment Ongoing

 Survival Exceeds Historical Median Survival in Majority of Patients  Confirmed Objective Response Rate (ORR) Based on Investigator Assessment Per RECIST v1.1  Data on File: Data represents a 17May2024 data cut  Swimmer Plot of Overall Survival and Progression Free Survival12  Subjects  0  2  4  6  8  10  12  14  16  18  20  22  24  26  28  30  32  34  36  Overall Survival (Months)  Complete Response  Partial Response  Stable Disease  Progressive Disease  Not Evaluable  Survival Follow-up  Death  Withdrew Consent  Lost to Follow-up

 Survival Fraction  0  2  4  6  8  10  12  14  16  18  20  22  24  26  28  30  32  34  36  0.0  0.2  0.4  0.6  0.8  1.0  Censored ‒ Ongoing (N=27)  Censored ‒ Discontinued (N=8)  Data on File: Represents a 17May2024 data cut  Discontinued: N=2 Lost to follow up; N=6 withdrawn consent; Ongoing: Patients ongoing and awaiting next clinical assessment  Median Overall Survival of 30 Months12  Multiple Patients Approaching 3 Years of Survival      53 (0)  50 (3)  46 (6)  42 (8)  40 (8)  37 (10)  34 (11)  32 (11)  23 (13)  20 (13)  16 (15)  14 (15)  9 (16)  8 (16)  7 (16)  5 (18)  3 (18)  1 (18)  0 (18)  Number at Risk  Median OS, months (95% CI) = 30.0 (19.7, NE)  Median follow up (months) = 16

 Versamune® HPV Plus Pembrolizumab Appears to be Well Tolerated   Protocol stipulates 5 subcutaneous injections of Versamune® HPV: 4 injections over 2 months and a final injection after an additional 6 months  *Grade 3 Combination-TRAE were: Fatigue (2), Rash, Alanine aminotransferase increased, Blood alkaline phosphatase increased, Lymphocyte count decreased, Autoimmune colitis, Colitis, Headache, Acute kidney injury, Hyponatremia, Hyperglycemia,   **Grade 4 Combination-TRAE: encephalitis (case recorded approx. one year after last Versamune® HPV dose)  * TRAE = Treatment Related Adverse Event  Data on File: Data represents a 17May2024 data cut, and includes ICI naïve and ICI resistant HPV16-positive patients  8/87 (9%) Patients had a Grade 3 TRAE*; 1/87 (1%) had a Grade 4 TRAE**   TRAEs by Grade  n (%)  Any Combination TRAE  76 (87.4)  Grade 1  40 (46.0)  Grade 2  26 (29.9)  Grade 3  8 (9.2)  Grade 4  1 (1.1)  Grade 5  0  Non-Injection Site TRAEs ≥ 5%  n (%)  Fatigue  30 (34.5)  Headache  13 (14.9)  Diarrhea  10 (11.5)  Pruritis  9 (10.3)  Rash  7 (8.0)  Malaise  6 (6.9)  Pyrexia  6 (6.9)  Pain  5 (5.7)  Cough  5 (5.7)

 VERSATILE-002 Summary of Results  Study has met primary ORR endpoint by RECIST v1.1 in ICI naïve patients  ORR by Investigator Assessment: 36% (CPS ≥1) and 48% (CPS ≥20)  21% of patients had 90-100% shrinkage of their tumors  Versamune® HPV + KEYTRUDA® may significantly impact DCR and OS in first line treatment of recurrent/metastatic HPV16 positive head and neck cancer  Median OS of 30 months in patients with CPS ≥1 and in patients with CPS ≥20  DCR of 77.4% in patients with CPS ≥1; 81% in patients with CPS ≥20  PFS of 6.3 months in patients with CPS ≥1; 14.1 months in patients with CPS ≥20  Therapy appears to be well tolerated  Biomarker and clinical data suggests that Versamune® HPV induces the right type and quantity of potent tumor targeting memory T cells that promote patient survival

VERSATILE-003 First Line Recurrent/Metastatic HNSCC Study Design

Aligned with FDA on Study Design and Initiation


Q4 2024
Futility Analysis
Interim Analysis Possible Early Approval
Final Analysis
Versamune® HPV + Pembrolizumab
Pembrolizumab
Patient Recruitment
Survival Follow-up
Patient Recruitment
Survival Follow-up

Randomized controlled trial
- N = 440
- 2:1 randomization

Primary Endpoint
- Overall Survival (OS)

Secondary Endpoints
- Objective Response Rate (ORR)
- Disease Control Rate (DCR)
- Duration of Response (DoR)
- Progression Free Survival (PFS)

Key Eligibility Criteria
- HPV16-positive HNSCC
- CPS ≥1
- ≥18 years of age
- ECOG 0-1

PDS Biotechnology
16

 Enabling Q4 2024 Patient Enrollment  CRO engaged in site selection and preparation, investigator agreements, etc.  Approx. 130 sites  Site locations: US, Canada, UK, EU, Latin America  18-24 months estimated time to full enrollment  18 months estimated time to futility analysis   Interim analysis for OS following event trigger  VERSATILE-003 Trial Implementation

Versamune® HPV Biomarker Studies (CD8+ T Cells)

Long-Term Tumor Infiltration and Accumulation of Multi-functional CD8+ T Cells

Clinical: CD8 T Cell Accumulation in Tumor Correlated with Elimination of Circulating Cancer Cells (ctDNA)[13,14]



Representative Plot from a Single Patient
Quantity of HPV+ tumor cell DNA circulating in patient blood
Quantity of killer T cells that infiltrated the patient's tumors
HPV16 Copies/ml Plasma
Brush Granzyme B (% CD8)
0
5
10
15
20
25
30
35
40
T0 Baseline
T1
T2
T3 Week 3
T4
T4B
T5 Week 24
Time
Brush GrsnB+ % CD8
HPV16 Copies/ml Plasma

- Stage III and IV locally advanced cervical cancer patients treated with Versamune® HPV and chemoradiotherapy
- Increase in CD8 T cells in the tumor observed Day 0 to Week 24 - *Supports durable responses*
- 91.7% clearance of ctDNA at Week 5 vs 53.1% clearance with CRT alone - *Supports long-term benefit*
- ORR of 100% reported in the first 8 patients, 0% disease recurrence or disease-related deaths in 1-year follow-up

PDS Biotechnology
18

Radiation Oncology Dept. Univ. of Texas MD Anderson Cancer Center

Preclinical Versamune® HPV Biomarker Studies (Memory T Cells)

Memory T cells Promoted Immune Surveillance and Prevented Re-establishment of Cancer

CD8 T Cells Attacked the Cancer Leading to Tumor Eradication & Memory T Cells Prevented Re-establishment[15]



Versamune® HPV Treated
Secondary Tumor
Primary Tumor
Tumor Volume (mm³)
1750
1500
1250
1000
750
500
250
0
0 10 20 30 40 50 60 70 80 90
Time (Days)
Day 12
Treatment
Day 50
TC-1 HPV16+
Tumor Cells Injected
TC-1 HPV16+
Tumor Cells Injected
Day 0

- *Day 0:* HPV16+ TC1 tumor cells were injected into mice
- *Day 12:* Resulting tumors had a size of ~250mm³ (volume)
- *Day 12*: A group of the mice received a single injection of Versamune® HPV
- *Day 25:* All treated mice had complete regression of their tumors
- *Day 50:* 2 sets of mice were injected with the TC1 tumor cells
  - Set 1: Mice previously treated with Versamune® HPV
  - Set 2: Naïve mice NOT previously treated with Versamune® HPV
- **Only the mice that had been previously treated with Versamune® HPV were protected against the cancer with no tumor growth**

PDS Biotechnology 19

 Triple Combination Trial Inclusion of HPV16-Negative Patients in ICI Naïve Cohort Provided Internal Study Control & Demonstrated Versamune® HPV Specificity  National Cancer Institute (2023). Triple Combination Immunotherapy in Subjects With Advanced HPV Associated Malignancies. [Data set]  Objective Response Rate (ORR)  Progression Free Survival (PFS)  Versamune® HPV May be Effective HPV16-targeted Immunotherapy  N=8  N=8  N=6  N=6

Versamune® HPV + PDS01ADC: Novel Anti-Tumor Mechanism

PDS01ADC + Versamune® HPV + ICI Combination May Overcome Tumor Immune Suppression

PDS01ADC

IL-12 fused antibody drug conjugate

Tumor Necrosis Targeting Ab (NHS76) – Binds to exposed DNA


NHS76
(human IgG1 vehicle-antibody)
IL-12
IL-12


Versamune® Activated Targeting CD8+ Killer T-Cell
2
3
1
Necrotic Core PDS01ADC binds to necrotic DNA

Inside

1. **PDS01ADC**
   Infiltrates TME; Weakens Tumor's Protection from Immune System[16]

   Stimulates T Cells in TME to Promote Expansion + Prolonged, Effective Killing[16]

Outside

2. **Versamune® HPV**
   Induces Right Type & Quantity of Potent Killer T Cells that Target and Infiltrate Tumor[10]
3. **Immune Checkpoint Inhibitor**
   Restores Pre-existing T Cell Responses

TME: Tumor microenvironment

PDS Biotechnology 21

Addition of PDS01ADC to Versamune® HPV and an ICI Presents Potential for Deeper Anti-Tumor Responses and Prolonged Survival

	Versamune® HPV + PDS01ADC + ICI (First Line)	Versamune® HPV + PDS01ADC + ICI (Second Line)
Number of patients	8	29
HPV Status	HPV16-Positive	HPV16-Positive
ICI treatment Status	ICI Naive	ICI Resistant
Types of Cancer	Anal, cervical, HNSCC, vaginal/vulvar	Anal, cervical, HNSCC, vaginal/vulvar
Median OS	***42 months***	***17 months***
ORR	75%*	63% (with published effective dose of PDS01ADC, N=8)

* Includes 1 subject with response by iRECIST

- **Triple Combination appears to be well tolerated**
- **Biomarker and clinical data suggest that PDS01ADC may be effective in targeting the tumor to overcome immune suppression**

PDS Biotechnology

National Cancer Institute. (2023). Combination Immunotherapy in Subjects With Advanced HPV Associated Malignancies. [Data set]

22

 Upcoming Milestones 2024-2025  Q3 2024  Q4 2024  1H 2025  2H 2025  Regulatory Confirmation of VERSATILE-003 Study Design  Initiate VERSATILE-003 Pivotal Study in HNSCC  IMMUNOCERV Trial Update in Cervical Cancer  File IND for Versamune® MUC1 in MUC1+ Cancers  Preliminary data readout: Neoadjuvant Study in Oral Cancer  Initiate MUC1 Study  Data readouts: Multiple NCI Phase 2 studies of PDS01ADC  þ

 Candidate/ Study   Indication  PC  P1  P2  P3  Partner  Versamune®  Versamune® HPV + pembrolizumab  Recurrent or metastatic HPV16-positive HNSCC  Versamune® HPV + chemo (IMMUNOCERV)*  1st-line treatment of locally advanced(IB3-IVA) cervical cancer  Versamune® HPV +/- pembrolizumab*   Neo-adjuvant treatment of locally advanced HPV-positive oropharyngeal cancer (OPSCC)  Versamune®+PDS01ADC  Versamune® HPV + PDS01ADC + ICI*   Recurrent or metastatic HPV16-positive HNSCC  Versamune® MUC1 + PDS01ADC + ICI (Phase 1/2 anticipated 2024)  Recurrent or metastatic MUC1+ cancer  Pipeline Continues to Validate Platforms, Drive Future Opportunities  Fast Track  *Investigator Initiated Trials (IIT)

PDS01ADC Being Extensively Studied in Multiple Indications

	Candidate/ Study	Indication	PC	P1	P2	P3	Partner
PDS01ADC	PDS01ADC Monotherapy	Advanced/Recurrent Kaposi Sarcoma					NIH National Cancer Institute
	PDS01ADC + Hepatic Artery Infusion Pump (HAIP)	Colon Cancer/Intrahepatic Cholangiocarcinoma					NIH National Cancer Institute
	PDS01ADC + Docetaxel	Castration sensitive and castration resistant prostate cancer					NIH National Cancer Institute
	PDS01ADC + Enzalutamide	PET-Positive Recurrent Prostate Cancer					NIH National Cancer Institute
	PDS01ADC + Stereotactic Body Radiation Therapy (SBRT)	High and Intermediate Risk Prostate Cancer					NIH National Cancer Institute
	(PDS01ADC + Bintrafusp alfa) ± SBRT	Metastatic Non-Prostate Genitourinary Malignancies					NIH National Cancer Institute
	PDS01ADC + Bintrafusp alfa + Entinostat	Small Bowel cancer, Colon Cancer, HPV+ Malignancies					NIH National Cancer Institute

PDS Biotechnology
25

 Thank You  NASDAQ: PDSB

References

1. Damgacioglu H., et al. The Lancet Regional Health – Americas. 2022;8:100143
2. https://www.cdc.gov/cancer/hpv/oropharyngeal-cancer.html. Accessed August 26, 2024
3. Lechner M. et al. *Nature Reviews Clinical Oncl.* 2022, 19, 306-327
4. CDC.gov accessed January 2022;
5. Saraiya, Mona et al. "US assessment of HPV types in cancers: implications for current and 9-valent HPV vaccines." Journal of the National Cancer Institute vol. 107,6 djv086. 29 Apr. 2015, doi:10.1093/jnci/djv086; SEER, Accessed February 2024
6. Isayeva, et al., Human Papillomavirus in Non-Oropharyngeal Head and Neck Cancers: A Systematic Review (2012).;
7. Mazul, A., et al., 2023, Disparities in head and neck cancer incidence and trends by race/ethnicity and sex
8. Market Research 2024; Triangle Research Group
9. Harrington K. et al. *J Clin Oncol.* 2022 ascopubs.org/journal/jco on October 11, 2022: DOI https://doi.org/10.1200/JCO.21.02508
10. Market Research 2022; Triangle Research Group
11. Licitra L. et al. 2024, International Journal of Radiation Oncology Volume 118, Issue 5E2-E3April 01
12. Weiss J, et al. VERSATILE-002: Survival with First-Line Treatment with PDS0101 Therapeutic Vaccine and Pembrolizumab in HPV16-positive Recurrent/Metastatic Head and Neck Squamous Cell Carcinoma (HNSCC). Poster presented at: ESMO 2024; September 13-17, 2024; Barcelona, Spain.
13. Yoshida-Court et al: (2022) IMMUNOCERV an ongoing Phase 2 trial combining PDS0101 an HPV-specific T cell immunotherapy with chemotherapy and radiation for treatment of locally advanced cervical cancer, SITC (NCT04580771)
14. Xiao W et al: (2023) HPV Circulating Cell-Free DNA Kinetics in Cervical Cancer Patients Undergoing Definitive Chemoradiation, ASTRO, 65th Annual Meeting
15. Gandhapudi et al; (2019) J. Immunology, June 15, 202 (12) 3524
16. CM Minnar et al; (2024) Front. Oncol. 13:1321318.doi: 10.3389/fonc.2023.1321318

PDS Biotechnology

27